SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                  ______________________________


                             Form 8-K

                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                          March 7, 1995
                   ----------------------------
                          Date of Report
                (Date of earliest event reported)


                   LIN BROADCASTING CORPORATION
 ---------------------------------------------------------------
      (Exact name of registrant as specified in its charter)


   Delaware                  0-2481            62-0673800
- ----------------     --------------------    ---------------
(State or other      (Commission File No.)    I.R.S. Employer
jurisdiction of                              Identification No.)
 incorporation)


                       5295 Carillon Point
                   Kirkland, Washington  98033
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   (Address of principal executive offices, including zip code)



                          (206) 828-1902
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       (Registrant's telephone number, including area code)

Item 5.   Other Events.

     On March 7, 1995, LIN Broadcasting Corporation (the "Company") announced that, as a result of the appraisal process under the Private Market Value Guarantee (the "PMVG") between the Company and McCaw Cellular Communications, Inc., the private market value of the Company has been determined to be $127.50 per share of the Company's common stock, $.01 par value. This value is the value determined by Wasserstein Perella & Co., Inc., which was retained as the third appraiser in accordance with the PMVG.

     Additional information regarding this development is contained in the Press Release issued March 7, 1995 by the Company and the letter from Wasserstein Perella & Co., Inc., dated March 7, 1995, attached hereto as Exhibits 99.1 and 99.2, respectively.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits

     Exhibit
      Number   Description

     99.1      Press Release issued March 7, 1995

     99.2      Text of letter dated March 7, 1995 from
               Wasserstein Perella & Co., Inc.

                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              LIN BROADCASTING CORPORATION


                              By   DONALD GUTHRIE
                                   --------------------------
                                   Donald Guthrie, Senior Vice
                                   President and Chief Financial
                                   Officer

Dated:    March 9, 1995

                        INDEX TO EXHIBITS

Exhibit
 Number        Description

  99.1         Press Release issued March 7, 1995

  99.2         Text of letter dated March 7, 1995 from
               Wasserstein Perella & Co., Inc.